UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2014

DAVITA HEALTHCARE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 2, 2014, DaVita HealthCare Partners Inc. (the “Company”) issued a press release titled “DaVita HealthCare Partners Inc. Announces Proposed Refinancing of Existing Indebtedness.” A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

On June 4, 2014, the Company issued a press release titled “DaVita HealthCare Partners Inc. Commences Cash Tender Offer and Consent Solicitation for Any and All of its 6  3⁄8% Senior Notes due 2018.” A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

The information contained in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 2, 2014.

99.2	Press Release dated June 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA HEALTHCARE PARTNERS INC.

Date: June 5, 2014	By:	/s/ Kim M. Rivera
Kim M. Rivera
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 2, 2014.

99.2	Press Release dated June 4, 2014.